          SECOND AMENDMENT, dated as of November 14, 1997 (this "SECOND AMENDMENT"), to the Revolving Credit and Letter of Credit Facility Agreement, dated as of September 16, 1996, as amended by the First Amendment thereto dated as of October 6, 1997 (as amended, supplemented or otherwise modified from time to time, the "CREDIT AGREEMENT"), among METRIS COMPANIES, INC. (the "BORROWER"), the Lenders parties thereto, NATIONSBANK, N.A., as co-agent (in such capacity, the "CO-AGENT"), and THE CHASE MANHATTAN BANK, as administrative agent (in such capacity, the "ADMINISTRATIVE AGENT"). Unless otherwise defined herein, all capitalized terms defined in the Credit Agreement and used herein are so used as so defined.

                                W I T N E S S E T H :

          WHEREAS, the Borrower has requested that the Administrative Agent and the Lenders enter into this Second Amendment;

          NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:

                                      ARTICLE I

                          AMENDMENTS TO THE CREDIT AGREEMENT

         1. Section 1.01 of the Credit Agreement is hereby amended by amending and restating the definition of "Consolidated Tangible Net Worth" in its entirety as follows:

               "CONSOLIDATED TANGIBLE NET WORTH" shall mean, as at any date of determination, Consolidated Net Worth less (to the extent reflected in determining Consolidated Net Worth) (a) all write-ups subsequent to June 30, 1996 in the book value of any asset by the Borrower or any of its consolidated Subsidiaries, (b) all investments in Persons that are not consolidated Subsidiaries and (c) all unamortized debt discount and expense (other than unamortized fees), unamortized deferred charges (except to the extent offset by deferred income), goodwill, patents, trademarks, service marks, trade names, anticipated future benefit of tax loss carry-forwards, copyrights, organization or developmental expenses and other intangible assets.

         2. Section 6.08 of the Credit Agreement is hereby amended and restated in its entirety as follows:

               SECTION 6.08. MINIMUM EQUITY TO MANAGED ASSETS RATIO. In the case of the Borrower, permit the Equity to Managed Assets Ratio at any time on or after the Initial Test Date to be less than (a) 4% during the period from and including the Initial Test Date through and including September 29, 1997 and (b) 3.5% at any time after September 29, 1997.

                                      ARTICLE II

                                       CONSENT

          The parties hereto hereby consent to the amendment and restatement of the Borrower Pledge Agreement in its entirety as set forth in Annex A hereto, which Annex A shall replace Exhibit D to the Credit Agreement, effective on the "Effective Date" (as defined in said form of amended and restated Borrower Pledge Agreement). The parties hereto authorize the Administrative Agent to cooperate to effectuate the corporate reorganization referred to in Section 25 of the amended and restated Borrower Pledge Agreement, including the release of shares in its possession if necessary to effectuate such reorganization. The Borrower agrees to cause the delivery of shares pledged under the amended and restated Borrower Pledge Agreement and to provide such opinions and certificates as the Administrative Agent may reasonably request.

                                     ARTICLE III

                                    MISCELLANEOUS

          1. REPRESENTATIONS AND WARRANTIES. The Borrower hereby represents and warrants on and as of the Effective Date (as defined below) that (a) this Second Amendment has been duly authorized, executed and delivered by the Borrower and constitutes the legal, valid and binding obligation of the Borrower enforceable against the Borrower in accordance with its terms; (b) this Second Amendment and the consummation of the transactions contemplated hereunder will not (i) violate (A) any provision of any law, statute, rule or regulation where such violation would be materially likely to result in a Material Adverse Effect, (B) the articles of incorporation or other constitutive documents or by-laws of the Borrower, (C) any order of any Governmental Authority where such violation would be materially likely to result in a Material Adverse Effect or (D) any provision of any material indenture, agreement or other instrument to which the Borrower is a party or by which it or any of its property is or may be bound or (ii) result in a breach of or constitute (alone or with notice or lapse of time or both) a default under any such indenture, agreement or other instrument; and (c) no action, consent or approval of, registration or filing with or any other action by, any Governmental Authority is or will be required by the Borrower in connection with this Second Amendment and the transactions contemplated hereby.

          2. NO OTHER MODIFICATIONS. Except as expressly modified hereby, all the provisions of the Credit Agreement are and shall continue to be in full force and effect. Each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof" and words of like import referring to the Credit Agreement and each reference in any other Loan Document to the Credit Agreement shall mean the Credit Agreement as amended hereby. Except as expressly modified pursuant hereto, all the provisions of the Borrower Pledge Agreement are and shall continue to be in full force and effect. Effective on the "Effective Date" (as defined in the form of amended and restated Borrower Pledge Agreement attached hereto as Annex A), each reference in any Loan Document to the Borrower Pledge Agreement shall mean the Borrower Pledge Agreement as amended and restated pursuant hereto.

          3. GOVERNING LAW. THIS SECOND AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS SECOND AMENDMENT SHALL

BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

          4. COUNTERPARTS. This Second Amendment may be executed by one or more of the parties to this Second Amendment on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

          5. EFFECTIVENESS. This Second Amendment shall become effective as of the date (the "EFFECTIVE DATE") upon which the Administrative Agent shall have received executed counterparts of this Second Amendment from the Borrower and the Required Lenders as specified by Section 9.08(b) of the Credit Agreement.

          IN WITNESS WHEREOF, the parties hereto have caused this Second Amendment to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

                              METRIS COMPANIES INC., as Borrower

                              By   /s/ Robert W. Oberrender
                                  ----------------------------------------
                                  Name:
                                  Title:

                              By
                                  ----------------------------------------
                                  Name:
                                  Title:


                              THE CHASE MANHATTAN BANK, individually and as Administrative Agent

                              By   /s/ Timothy J. Storms
                                  ----------------------------------------
                                  Name: Timothy J. Storms
                                  Title: Managing Director


                              NATIONSBANK, N.A., individually and as Co-Agent

                              By   /s/ Valerie C. Mills
                                  ----------------------------------------
                                  Name:  Valerie C. Mills
                                  Title: Sr. Vice President

                                                                             4
                              BANK OF AMERICA NATIONAL TRUST AND SAVINGS
                              ASSOCIATION

                              By   /s/ R. Guy Stapleton
                                  ----------------------------------------
                                  Name:  R. Guy Stapleton
                                  Title: Managing Director


                              THE BANK OF NEW YORK

                              By   /s/ Michael Flannery
                                  ----------------------------------------
                                  Name:  Michael Flannery
                                  Title: Vice President


                              THE BANK OF NOVA SCOTIA

                              By   /s/ F.C.H. Ashby
                                  ----------------------------------------
                                  Name:  F.C.H. Ashby
                                  Title: Senior Manager Loan Operations


                              BANK OF TOKYO-MITSUBISHI, LTD., Chicago Branch

                              By   /s/ Jeffrey R. Arnold
                                  ----------------------------------------
                                  Name:  Jeffrey R. Arnold
                                  Title: Vice President


                              COMMERZBANK AKTIENGESELLSCHAFT Grand Cayman Branch

                              By   /s/ J. Timothy Shortly
                                  ----------------------------------------
                                  Name:  J. Timothy Shortly
                                  Title: Senior Vice President

                              By   /s/ Mark Monson
                                  ----------------------------------------
                                  Name: Mark Monson
                                  Title: Vice President


                              CREDIT AGRICOLE INDOSUEZ

                              By   /s/ David Bouhl
                                  ----------------------------------------
                                  Name:  David Bouhl
                                  Title: F.V.P., Head of Corporate Banking
                                         Chicago

                              By   /s/ Katherine Abbott
                                  ----------------------------------------
                                  Name:  Katherine Abbott
                                  Title: F.V.P.

                              CREDIT LYONNAIS CHICAGO BRANCH

                              By   /s/ Mary Ann Klemm
                                  ----------------------------------------
                                  Name:  Mary Ann Klemm
                                  Title: Vice President


                              THE DAI-ICHI KANGYO BANK, LTD.

                              By
                                  ----------------------------------------
                                  Name:
                                  Title:


                              DEUTSCHE BANK AG-NEW YORK BRANCH and/or CAYMAN ISLANDS BRANCH

                              By   /s/ Susan M. O'Connor
                                  ----------------------------------------
                                  Name:  Susan M. O'Connor
                                  Title: Director

                              By   /s/ Shannon Sewsankar
                                  ----------------------------------------
                                  Name:  V. Shannon Sewsankar
                                  Title: Assistant Vice President


                              DEUTSCHE GENOSSENSCHAFTSBANK-CAYMAN ISLAND BRANCH

                              By   /s/ Mark Connely
                                  ----------------------------------------
                                  Name:  Mark Connely
                                  Title: Vice President

                              By   /s/ Elizabeth L. Ryan
                                  ----------------------------------------
                                  Name:  Elizabeth L. Ryan
                                  Title: Vice President


                              FIRST BANK NATIONAL ASSOCIATION

                              By   /s/ Elliot Jaffee
                                  ----------------------------------------
                                  Name:  Elliot Jaffee
                                  Title: Vice President

                              THE FIRST NATIONAL BANK OF CHICAGO

                              By   /s/ John Runger
                                  ----------------------------------------
                                  Name:  John Runger
                                  Title: Managing Director


                              FIRST UNION NATIONAL BANK

                              By   /s/ Thomas M. Cambern
                                  ----------------------------------------
                                  Name:  Thomas M. Cambern
                                  Title: Vice President


                              THE FUJI BANK, LIMITED,
                              CHICAGO BRANCH

                              By
                                  ----------------------------------------
                                  Name:
                                  Title:


                              THE INDUSTRIAL BANK OF JAPAN, LIMITED, CHICAGO BRANCH

                              By   /s/ Walter Wolff
                                  ----------------------------------------
                                  Name:  Walter Wolff
                                  Title: SVP & Deputy General Manager


                              THE LONG-TERM CREDIT BANK OF JAPAN,
                              LIMITED, CHICAGO BRANCH

                              By   /s/ Armund J. Schoen, Jr.
                                  ----------------------------------------
                                  Name: Armund J. Schoen, Jr.
                                  Title: Senior Vice President


                              THE MITSUI TRUST AND BANKING COMPANY, LIMITED, NEW YORK BRANCH

                              By   /s/ Eiichi Akama
                                  ----------------------------------------
                                  Name:  Eiichi Akama
                                  Title: Vice President

                              NORDDEUTSCHE LANDESBANK GIROZENTRALE-NEW YORK and/or CAYMAN ISLAND BRANCH


                              By
                                  ----------------------------------------
                                  Name:
                                  Title:

                              By
                                  ----------------------------------------
                                  Name:
                                  Title:


                              NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION

                              By   /s/ Douglas A. Lindstrom
                                  ----------------------------------------
                                  Name:  Douglas A. Lindstrom
                                  Title: Assistant Vice President


                              THE SAKURA BANK, LIMITED

                              By   /s/ Yukiharu Sakumoto
                                  ----------------------------------------
                                  Name:  Yukiharu Sakumoto
                                  Title: Joint General Manager


                              UNION BANK OF SWITZERLAND, NEW YORK BRANCH

                              By   /s/ Paula Mueller
                                  ----------------------------------------
                                  Name:  Paula Mueller
                                  Title: Vice President

                              By   /s/ Mary V. Turnbach
                                  ----------------------------------------
                                  Name:  Mary V. Turnbach
                                  Title: Assistant Treasurer

                                                                             8
                              THE YASUDA TRUST AND BANKING CO.,  LIMITED

                              By   /s/ Rohn M. Laudenschlager
                                  ----------------------------------------
                                  Name:  Rohn M. Laudenschlager
                                  Title: Senior Vice President

                                                     ANNEX A TO SECOND AMENDMENT

                                                   EXHIBIT D TO CREDIT AGREEMENT

                               FORM OF PLEDGE AGREEMENT

          PLEDGE AGREEMENT, dated as of September 16, 1996, as amended and restated as of the Effective Date (as defined below), among Metris Companies Inc. (the "Borrower"), a Delaware corporation, Metris Direct, Inc., a Delaware corporation ("Direct"; together with the Borrower, the "Pledgors") and The Chase Manhattan Bank, as administrative agent (in such capacity, the "Administrative Agent") for the lenders (the "Lenders") party to the Revolving Credit and Letter of Credit Facility Agreement, dated as of September 16, 1996 (as amended, modified, extended or restated from time to time, the "Credit Agreement"), among the Borrower, the Lenders and the Administrative Agent.

          The Lenders have agreed to make Loans to the Borrower and to issue or participate in Letters of Credit for the account of the Borrower pursuant to, and subject to the terms and conditions specified in the Credit Agreement. Direct is a wholly owned Subsidiary of the Borrower and will derive substantial direct and indirect benefit from the extensions of credit made to the Borrower under the Credit Agreement. The Pledgors intend to undertake a corporate reorganization as described in Section 25, in connection with which the Pledge Agreement as in effect immediately prior to the Effective Date (the "Existing Pledge Agreement") will be amended and restated in its entirety as set forth herein. The obligations of the Lenders to make Loans and to issue or participate in Letters of Credit, in each case, under the Credit Agreement, are and will be conditioned on, among other things, the execution and delivery by the Pledgors of a pledge agreement in the form hereof to secure the due and punctual payment by (a) the Borrower of
(i) the principal of and interest on the Loans under the Credit Agreement when and as due, whether at maturity, by acceleration, upon one or more dates set for prepayment or otherwise, (ii) each payment required to be made by the Borrower under Section 2.15 of the Credit Agreement in respect of any LC Disbursement, when and as due, including interest thereon, if any, and (iii) all Fees, expenses, indemnities, reimbursements and other obligations, monetary or otherwise, of the Borrower to the Administrative Agent and the Lenders, in each case, as applicable, under the Credit Agreement and the other Loan Documents (all of the foregoing obligations being collectively called the "Borrower Obligations") and (b) Direct of (i) all of its obligations under the Subsidiary Guaranty, including, without limitation, the Borrower Obligations guaranteed by it thereunder and (ii) all expenses, indemnities, reimbursements and other obligations, monetary or otherwise, of Direct to the Administrative Agent and the Lenders, in each case, as applicable, under the Subsidiary Guaranty and the other Loan Documents (all of the foregoing obligations being collectively called the "Direct Obligations"; together with the Borrower Obligations, the "Obligations"). Capitalized terms used but not otherwise defined herein shall have the meanings specified in the Credit Agreement.

          Accordingly, the Pledgors and the Administrative Agent hereby agree as follows:

          SECTION 1. DEFINITIONS. (a) The definitions in this Section 1 shall apply equally to both the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words "include", "includes" and "including" shall be deemed to be followed by the phrase "without limitation".

          (b) As used herein, the following terms shall have the following meanings:

          "COLLATERAL" shall have the meaning assigned to such term in
Section 2.

          "CREDIT AGREEMENT TERMINATION DATE" shall mean the date upon which all amounts outstanding (including all principal, interest, fees and expenses) under the Credit Agreement shall be paid in full and all Commitments thereunder shall be terminated.

          "CREDIT CARD BANK" shall mean Direct Merchants Credit Card Bank, National Association, and any other Person that issues credit cards to be formed or acquired by either Pledgor or one of its Subsidiaries.

          "EFFECTIVE DATE" shall have the meaning assigned to such term in
Section 25.

          "FEDERAL SECURITIES LAWS" shall have the meaning assigned to such term in Section 12.

          "ORIGINAL EFFECTIVE DATE" shall mean September 16, 1996.

          "PLEDGED SECURITIES" shall have the meaning assigned to such term in
Section 2.

          "PLEDGED STOCK" shall have the meaning assigned to such term in
Section 2.

          "PROCEEDS" shall have the meaning assigned to such term under the New York Uniform Commercial Code and, in any event, shall include (i) any and all proceeds of any guarantee, insurance or indemnity payable to either Pledgor from time to time with respect to any of the Collateral, (ii) any and all payments (in any form whatsoever) made or due and payable to either Pledgor from time to time in connection with any requisition, confiscation, condemnation, seizure or forfeiture of all or any part of the Collateral by any Governmental Authority (or any Person acting under the color of Governmental Authority) and (iii) any and all other amounts from time to time paid or payable with respect to or in connection with any of the Collateral.

          "SECURED PARTIES" shall mean the Lenders and the Administrative Agent.

          "SECURITY INTEREST" shall have the meaning assigned to such term in
Section 2.

          "SUBSIDIARY" shall mean any subsidiary of either Pledgor including any subsidiary of either Pledgor created or acquired by such Pledgor after the Original Effective Date other than Fingerhut Financial Services Master Trust.

          SECTION 2. PLEDGE. As security for the payment and performance in full of the Borrower Obligations (in the case of the Borrower) and the Direct Obligations (in the case of Direct), each Pledgor hereby transfers, grants, bargains, sells, conveys, hypothecates, pledges, sets over and delivers unto the Administrative Agent, and grants to the Administrative Agent, for the benefit of the Secured Parties, a security interest (the "Security Interest") in all its right, title and interest in, to and under the following, whether now owned or hereafter acquired: (a) the shares of capital stock listed in
Schedule I hereto as being owned by it and any shares of capital stock of any Subsidiary (other than a Credit Card Bank) obtained by it in the future, and the certificates representing or evidencing such shares (the "Pledged Stock"), (b) all other property which may be delivered to and held by the Administrative Agent pursuant to the terms hereof, (c) subject to Section 5 below, all payments of principal or interest, dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of, in exchange for or upon the conversion of the securities referred to in clauses (a) and (b) above, (d) subject to Sections 4 and 5 below, all rights and privileges of such Pledgor with respect to the securities and other property referred to in clauses (a), (b) and (c) above, and (e) all Proceeds of any of the foregoing (the items referred to in clauses (a) through (e) being collectively called the "Collateral"). Upon delivery to the Administrative Agent, (a) any stock certificates, notes or other securities now or hereafter included in the Collateral (the "Pledged Securities") shall be accompanied by stock powers duly executed in blank or other instruments of transfer satisfactory to the Administrative Agent and by such other instruments and documents as the Administrative Agent may reasonably request and (b) all other property comprising part of the Collateral shall be accompanied by proper instruments of assignment duly executed by the relevant Pledgor and such other instruments or documents as the Administrative Agent may request. Each subsequent delivery of Pledged Securities shall be accompanied by a schedule describing the securities theretofore and then being pledged hereunder, which schedule shall be attached hereto as Schedule I and made a part hereof. Each schedule so delivered shall supersede any prior schedules so delivered.

          TO HAVE AND TO HOLD the Collateral, together with all right, title, interest, powers, privileges and preferences pertaining or incidental thereto, unto the Administrative Agent, its successors and assigns, forever; SUBJECT, HOWEVER, to the terms, covenants and conditions hereinafter set forth.

          SECTION 3. REPRESENTATIONS AND WARRANTIES. Each Pledgor hereby represents, warrants and covenants to and with the Administrative Agent that, from and after the Effective Date:

          (a) the Pledged Stock set forth in Schedule I attached hereto pledged by such Pledgor represents all the outstanding capital stock of each of its Subsidiaries (other than a Credit Card Bank);

          (b) except for the security interest granted to the Administrative Agent, on behalf of the Secured Parties, such Pledgor (i) is and will at all times continue to be the direct owner, beneficially and of record, of the Pledged Securities pledged by it, (ii) holds the same free and clear of all liens, charges, encumbrances and security interests of every kind and nature, (iii) will make no assignment, pledge, hypothecation or transfer of, or create any security interest in, the Collateral and (iv) subject to Section 5 below, will cause any and all Collateral, whether for value paid by such Pledgor or otherwise, to be forthwith deposited with the Administrative Agent and pledged or assigned hereunder;

          (c) such Pledgor (i) has good right and legal authority to pledge the Collateral pledged by it in the manner hereby done or contemplated and (ii) will defend its title or interest thereto or therein against any and all attachments, liens claims, encumbrances, security interests or other impediments of any nature, however arising, of all Persons;

          (d) no consent or approval of any governmental body or regulatory authority or any securities exchange was or is necessary to the validity of the pledge effected hereby;

          (e) by virtue of the execution and delivery by such Pledgor of this Pledge Agreement, when the certificates, instruments or other documents representing or evidencing the Collateral pledged by it are delivered to the Administrative Agent in accordance with this Pledge Agreement, the Administrative Agent will obtain a valid and perfected first lien, upon and security interest in such Collateral (except for Liens permitted by the Credit Agreement) as security for the payment and performance of the relevant Obligations, prior to all other liens and encumbrances thereon and security interests therein; and

          (f) the pledge effected hereby is effective to vest in the Administrative Agent, on behalf of the Secured Parties, the rights of the Administrative Agent in the Collateral as set forth herein.

          SECTION 4. REGISTRATION IN NOMINEE NAME; DENOMINATIONS. The Administrative Agent, on behalf of the Secured Parties, shall have the right, in its sole and absolute discretion, to hold the Pledged Securities in the name of the relevant Pledgor, endorsed or assigned in blank or in favor of the Administrative Agent, or in its own name or the name of its nominee. The relevant Pledgor will promptly give to the Administrative Agent copies of any notices or other communications received by it with respect to Pledged Securities registered in its name. The Administrative Agent shall at all times have the right to exchange the certificates representing Pledged Securities for certificates (a) of smaller or larger denominations for any purpose consistent with this Pledge Agreement or (b) registered in its name or the name of its nominee.

          SECTION 5.  VOTING RIGHTS; DIVIDENDS AND INTEREST; ETC.

          (a) Unless and until an Event of Default shall have occurred and be continuing:

             (i) The relevant Pledgor shall be entitled to exercise any and all voting and/or other consensual rights and powers accruing to an owner of Pledged Securities or any part thereof for any purpose not inconsistent with the terms of this Pledge Agreement, the Credit Agreement and the other Loan Documents.

            (ii) The Administrative Agent shall execute and deliver to the relevant Pledgor, or cause to be executed and delivered to such Pledgor, all such proxies, powers of attorney, and other instruments as such Pledgor may reasonably request for the purpose of enabling such Pledgor to exercise the voting and/or consensual rights and powers which it is entitled to exercise pursuant to subparagraph (i) above.

           (iii) The relevant Pledgor shall be entitled to receive and retain any and all cash dividends and cash interest paid on the Pledged Securities.

          (b) Upon the occurrence and during the continuance of an Event of Default, all rights of either Pledgor to exercise the voting and consensual rights and powers which they are entitled to exercise pursuant to paragraph
(a)(i) of this Section 5 and the right to receive and retain cash dividends and cash interest shall cease, and all such rights shall thereupon become vested in the Administrative Agent, which shall have the sole and exclusive right and authority to exercise such voting and consensual rights and powers and to receive and retain such dividends and interest during the continuance of such Event of Default, which shall be applied against the Obligations in accordance with Section 7.

          SECTION 6. REMEDIES UPON DEFAULT. If an Event of Default shall have occurred and be continuing, the Administrative Agent may sell the Collateral, or any part thereof, at public or private sale or at any broker's board or on any securities exchange, for cash, upon credit or for future delivery as the Administrative Agent shall deem appropriate. The Administrative Agent shall be authorized at any such sale (if it deems it advisable to do so) to restrict the prospective bidders or purchasers to Persons who will represent and agree that they are purchasing the Collateral for their own account for investment and not with a view to the distribution or sale thereof, and upon consummation of any such sale the Administrative Agent shall have the right to assign, transfer and deliver to the purchaser or purchasers thereof the Collateral so sold. Each such purchaser at any such sale shall hold the property sold absolutely, free from any claim or right on the part of either Pledgor, and each Pledgor hereby waives (to the extent permitted by law) all rights of redemption, stay and appraisal which such Pledgor now has or may at any time in the future have under any rule of law or statute now existing or hereafter enacted.

          The Administrative Agent shall give the relevant Pledgor 10 days' written notice (which each Pledgor agrees is reasonable notice within the meaning of Section 9-504(3) of the Uniform Commercial Code as in effect in the State of New York) of the Administrative Agent's intention to make any sale of Collateral owned by such Pledgor. Such notice, in the case of a public sale, shall state the time and place for such sale and, in the case of a sale at a broker's board or on a securities exchange, shall state the board or exchange at which such sale is to be made and the day on which the Collateral, or portion thereof, will first be offered for sale at such board or exchange. Any such public sale shall be held at such time or times within ordinary business hours and at such place or places as the Administrative Agent may fix and state in the notice
(if any) of such sale. At any such sale, the Collateral, or portion thereof, to be sold may be sold in one lot as an entirety or in separate parcels, as the Administrative Agent may, in its sole and absolute discretion, determine. The Administrative Agent shall not be obligated to make any sale of any Collateral if it shall determine not to do so, regardless of the fact that notice of sale of such Collateral shall have been given. The Administrative Agent may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for sale, and such sale may, without further notice, be made at the time and place to which the same was so adjourned. In case any sale of all or any part of the Collateral is made on credit or for future delivery, the Collateral so sold may be retained by the Administrative Agent until the sale price is paid by the purchaser or purchasers thereof, but the Administrative Agent shall not incur any liability in case any such purchaser or purchasers shall fail to take up and pay for the Collateral so sold and, in case of any such failure, such Collateral may be sold again upon like notice. At any public sale made pursuant to this Section 6, the Administrative Agent or any other Secured Party may bid for or purchase, free (to the extent permitted by law) from any right of redemption, stay or appraisal on the part of either Pledgor (all said rights being also hereby waived and released to the extent permitted by law), the Collateral or any part thereof offered for sale and may make payment on account thereof by using any claim then due and payable to the Administrative Agent or any other Secured Party from such Pledgor as a credit against the purchase price, and the Secured Parties may, upon compliance with the terms of sale, hold, retain and dispose of such property without further accountability to such Pledgor therefor. For purposes hereof, a written agreement to purchase the Collateral or any portion thereof shall be treated as a sale thereof; the Administrative Agent shall be free to carry out such sale pursuant to such agreement, and neither Pledgor shall be entitled to the return of the Collateral or any portion thereof subject thereto, notwithstanding the fact that after the Administrative Agent shall have entered into such an agreement all Events of Default shall have been remedied and the Obligations paid in full; PROVIDED, HOWEVER, that in the event the Obligations shall have been paid in full, the relevant Pledgor shall be entitled to the return of the proceeds of the sale of any such Collateral to the extent not applied to payment of the Obligations. As an alternative to exercising the power of sale herein conferred upon it, the Administrative Agent may proceed by a suit or suits at law or in equity to foreclose upon the Collateral pursuant to this Pledge Agreement and to sell the Collateral or any portion thereof pursuant to a judgment or decree of a court or courts having competent jurisdiction or pursuant to a proceeding by a court-appointed receiver.

          SECTION 7. APPLICATION OF PROCEEDS OF SALE. The proceeds of any sale of Collateral pursuant to Section 6 hereof, as well as any Collateral consisting of cash, shall be applied by the Administrative Agent as follows:

          FIRST, to the payment of all reasonable costs and expenses incurred by the Administrative Agent in connection with such sale or otherwise in connection with this Pledge Agreement or any of the Obligations, including all court costs and the reasonable fees and expenses of its agents and legal counsel, the repayment of all advances made by the Administrative Agent hereunder on behalf of the Pledgors and any other costs or expenses incurred in connection with the exercise of any right or remedy hereunder;

          SECOND, to the payment in full of the Obligations, pro rata as among the Secured Parties in accordance with the monetary Obligations owed to them until all the Obligations have been paid in full; and

          THIRD, to the relevant Pledgor, its successors or assigns, or as a court of competent jurisdiction may otherwise direct.

The Administrative Agent shall have absolute discretion as to the time of application of any such proceeds, moneys or balances in accordance with this Pledge Agreement. Upon any sale of the Collateral by the Administrative Agent (including, pursuant to a power of sale granted by statute or under a judicial proceeding), the receipt of the Administrative Agent or of the officer making the sale shall be a sufficient discharge to the purchaser or purchasers of the Collateral so sold and such purchaser or purchasers shall not be obligated to see to the application of any part of the purchase money paid over to the Administrative Agent or such officer or be answerable in any way for the misapplication thereof.

          SECTION 8. LIMITATIONS ON RESPONSIBILITY OF ADMINISTRATIVE AGENT. The Administrative Agent shall not be responsible in any manner whatsoever for the correctness of any recitals, statements, representations or warranties contained herein or in any other Collateral Documents, except for those made by it herein. The Administrative Agent makes no representation as to the value or condition of the Collateral or any part thereof, as to the title of either Pledgor to the Collateral, as to the security afforded by this Pledge Agreement or the related Collateral Documents or as to the validity, execution, enforceability, legality or sufficiency of this Pledge Agreement or the related Collateral Documents, and the Administrative Agent shall incur no liability or responsibility in respect of any such matters. The Administrative Agent shall not be responsible for insuring the Collateral, for the payment of taxes, charges or assessments or for liens upon the Collateral or otherwise as to the maintenance of the Collateral, except as provided in the immediately following sentence when the Administrative Agent has possession of the Collateral. The Administrative Agent shall have no duty to either Pledgor or to the holders of the Obligations as to any Collateral in its possession or control or in the possession or control of any agent or nominee of the Administrative Agent or any income thereon or as to the preservation of rights against prior parties or any other rights pertaining thereto, except the duty to accord such of the Collateral as may be in its possession substantially the same care as it accords its own assets and the duty to account for monies received by it.
The Administrative Agent shall not be required to ascertain or inquire as to the performance by either Pledgor of any of the covenants or agreements contained herein or in the other Loan Documents. Neither the Administrative Agent nor any officer, agent or representative thereof shall be personally liable for any action taken or omitted to be taken by any such Person in connection with this Pledge Agreement or any related Collateral Document except for (i) such Person's own gross negligence or willful misconduct or
(ii) such Person's failure to perform its duties or obligations under this Pledge Agreement; PROVIDED, HOWEVER, neither the Administrative Agent nor any officer, agent or representative thereof shall be personally liable for any action taken by any such Person in accordance with any notice given by the Required Lenders hereunder solely by reason of the circumstances that, at the time such action is taken by any such Person, the Required Lenders which gave the notice to take such action are no longer the Required Lenders. The Administrative Agent may execute any of the powers granted under this Pledge Agreement or any of the related Collateral Documents and perform any duty hereunder or thereunder either directly or by or through agents or attorneys-in-fact, and shall not be responsible for the negligence or misconduct of any agents or attorneys-in-fact selected by it without gross negligence or willful misconduct.

          SECTION 9. RELIANCE BY ADMINISTRATIVE AGENT; INDEMNITY AGAINST LIABILITIES; ETC. (a) Whenever in the performance of its duties under this Pledge Agreement the Administrative Agent shall deem it necessary or desirable that a matter be proved or established with respect to either Pledgor or any other Person in connection with the taking, suffering or omitting of any action hereunder by the Administrative Agent, such matter may be conclusively deemed to be proved or established by a certificate executed by an officer of such Person, and the Administrative Agent shall have no liability with respect to any action taken, suffered or omitted in reliance thereon.

          (b) The Administrative Agent may consult with counsel and shall be fully protected in taking any action hereunder in accordance with any advice of such counsel. The Administrative Agent shall have the right but not the obligation at any time to seek instructions concerning the administration of this Pledge Agreement, the duties created hereunder or the Collateral from any court of competent jurisdiction.

          (c) The Administrative Agent shall be fully protected in relying upon any resolution, statement, certificate, instrument, opinion, report, notice, request consent, order or other paper or document which it reasonably believes to be genuine and to have been signed or presented by the proper party or parties. In the absence of its gross negligence or willful misconduct, the Administrative Agent may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificate or opinions furnished to the Administrative Agent in connection with this Pledge Agreement.

          (d) The Administrative Agent shall not be deemed to have actual, constructive, direct or indirect notice or knowledge of the occurrence of any Default or Event of Default unless and until the Administrative Agent shall have received a notice of such Default or Event of Default. The Administrative Agent shall have no obligation whatsoever either prior to or after receiving such a notice to inquire whether a Default or Event of Default has, in fact, occurred and shall be entitled to rely conclusively, and shall be fully protected in so relying, on any notice so furnished to it so long as such notice is received directly or indirectly from either Pledgor or the Required Lenders. The Administrative Agent may (but shall not be obligated to) take action hereunder on the basis of an Event of Default of the type specified in clause (i) or (j) of Article VII of the Credit Agreement whether or not the Administrative Agent has received any notice of such Event of Default.

          (e) If the Administrative Agent has been requested to take any specific action pursuant to any provision of this Pledge Agreement, the Administrative Agent shall not be under any obligation to exercise any of the rights or powers vested in it by this Pledge Agreement in the manner so requested unless it shall have been provided indemnity satisfactory to it against the costs, expenses and liabilities which may be incurred by it in compliance with such request or direction.

          SECTION 10. INDEMNIFICATION BY PLEDGORS. Each Pledgor agrees to indemnify and hold harmless the Administrative Agent and its directors, officers, employees and agents, on demand, from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever which may be imposed on, incurred by or asserted against the Administrative Agent in its capacity as the Administrative Agent or any of them in any way relating to or arising out of this Pledge Agreement or any related Collateral Document or any action taken or omitted by them under this Pledge Agreement or any related Collateral Document; PROVIDED that neither Pledgor shall be liable to the Administrative Agent for any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements resulting from (i) the gross negligence or willful misconduct of the Administrative Agent or any of its directors, officers, employees or agents or (ii) failure of the Administrative Agent to perform its duties or obligations under this Pledge Agreement.

          SECTION 11. THE ADMINISTRATIVE AGENT APPOINTED ATTORNEY-IN-FACT. Each Pledgor hereby appoints the Administrative Agent the attorney-in-fact of such Pledgor for the purpose of carrying out the provisions of this Pledge Agreement and taking any action and executing any instrument which the Administrative Agent may deem necessary or advisable to accomplish the purposes hereof, which appointment is irrevocable and coupled with an interest. In accordance with this Pledge Agreement and without limiting the generality of the foregoing sentence, the Administrative Agent shall have the right and power to receive, endorse and collect all checks and other orders for the payment of money made payable to such Pledgor representing any dividend or other distribution payable in respect of the Collateral or any part thereof and to give full discharge for the same.

          SECTION 12. SECURITIES ACT, ETC. In view of the position of each Pledgor in relation to the Pledged Securities, or because of other present or future circumstances, a question may arise under the Securities Act of 1933, as now or hereafter in effect (the "Securities Act"), or any similar statute hereafter enacted analogous in purpose or effect (the Securities Act and any such similar statute as from time to time in effect being called the "Federal Securities Laws") with respect to any disposition of the Pledged Securities permitted hereunder. Each Pledgor understands that compliance with the Federal Securities Laws might very strictly limit the course of conduct of the Administrative Agent if the Administrative Agent were to attempt to dispose of all or any part of the Pledged Securities, and might also limit the extent to which or the manner in which any subsequent transferee of any Pledged Securities could dispose of the same. Similarly, there may be other legal restrictions or limitations affecting the Administrative Agent in any attempt to dispose of all or part of the Pledged Securities under applicable Blue Sky or other state securities laws or similar laws analogous in purpose or effect. Each Pledgor agrees that the Administrative Agent shall not incur any liability as a result of the sale of the Pledged Securities or any portion thereof at any such private sale in a manner that the Administrative Agent reasonably believes is commercially reasonable (within the meaning of Section 9-504(3) of the Uniform Commercial Code). Each Pledgor hereby waives any claims against the Administrative Agent, the Agent or the Lenders arising by reason of the fact that the price at which the Pledged Securities may have been sold at such sale was less than the price that might have been obtained at a public sale or was less than the aggregate amount of the Obligations, even if the Administrative Agent shall accept the first offer received and does not offer any portion of the Pledged Securities to more than one possible purchaser. Each Pledgor further agrees that the Administrative Agent has no obligation to delay the sale of any Pledged Securities for the period of time necessary to permit such Pledgor to qualify or register such Pledged Securities for public sale under the Securities Act, applicable Blue Sky laws and other applicable state and federal securities laws, even if such Pledgor would agree to do so. Without limiting the generality of the foregoing, the provisions of this Section 12 would apply if, for example, the Administrative Agent were to place all or any portion of the Pledged Securities for private placement by any investment banking firm, or if such investment banking firm purchased all or any portion of the Pledged securities for its own account, or if the Administrative Agent placed all or any portion of the Pledged Securities privately with a purchaser or purchasers.

          SECTION 13. ADMINISTRATIVE AGENT'S EXPENSES. Each Pledgor agrees to pay upon demand to the Administrative Agent the amount of any and all reasonable expenses, including the reasonable expenses of its counsel and of any experts or agents, which the Administrative Agent may incur in connection with (i) the administration of this Pledge Agreement, (ii) the custody or preservation of, or the sale of, collection from or other realization upon, any of the Collateral, (iii) the exercise or enforcement of any of the rights of the Administrative Agent hereunder or (iv) the failure of such Pledgor to perform or observe any of the provisions hereof. Any such amounts payable as provided hereunder shall be additional Obligations secured hereby.

          SECTION 14. NOTICES. Notices and other communications provided for herein shall be in writing and shall be delivered by hand or overnight courier service, mailed or sent by telex, graphic scanning or other telegraphic communications equipment of the sending party, to the relevant address specified in Section 9.01 of the Credit Agreement.

          All notices and other communications given to any party hereto in accordance with the provisions of this Pledge Agreement shall be deemed to have been given on the date of receipt if delivered by hand or overnight courier service or sent by telex, graphic scanning or other telegraphic communications equipment of the sender, or on the date five Business Days after dispatch by certified or registered mail if mailed, in each case delivered, sent or mailed (properly addressed) to such party as provided in this Section 14 or in accordance with the latest unrevoked direction from such party given in accordance with this Section 14.

          SECTION 15. SUCCESSORS AND ASSIGNS. (a) Whenever in this Pledge Agreement any of the parties hereto is referred to, such reference shall be deemed to include the successors and assigns of such party; and all covenants, promises and agreements by or on behalf of the Pledgors, the Administrative Agent or the Lenders that are contained in this Pledge Agreement shall bind and inure to the benefit of their respective successors and assigns.

          (b) Neither Pledgor shall assign or delegate any of its rights and duties hereunder.

          (c) The covenants, promises and agreements by each Pledgor shall inure to the benefit of each assignee of any Lender permitted under Section
9.04 of the Credit Agreement.

          SECTION 16. APPLICABLE LAW. THIS PLEDGE AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH, AND GOVERNED BY, THE LAWS OF THE STATE OF NEW YORK.

          SECTION 17. WAIVERS; AMENDMENT. (a) No failure or delay of the Administrative Agent in exercising any power or right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude the exercise of any other right or power. The rights and remedies of the Administrative Agent hereunder are cumulative and not exclusive of any rights or remedies which it would otherwise have. No waiver of any provision of this Pledge Agreement or consent to any departure by either Pledgor therefrom shall in any event be effective unless the same shall be permitted by paragraph (b) below, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. No notice or demand on either Pledgor in any case shall entitle either Pledgor to any other or further notice or demand in similar or other circumstances.

          (b) Neither this Pledge Agreement nor any provision hereof may be waived, amended or modified, except as provided in Section 9.08 of the Credit Agreement.

          SECTION 18. ENTIRE AGREEMENT. This Pledge Agreement and the other Loan Documents constitute the entire contract between the parties relative to the subject matter hereof. Any previous agreement among the parties with respect to the subject matter hereof is superseded by this Pledge Agreement and the other Loan Documents. Nothing in this Pledge Agreement or in the other Loan Documents, expressed or implied, is intended to confer upon any party other than the parties hereto or thereto any rights, remedies, obligations or liabilities under or by reason of this Pledge Agreement or the other Loan Documents.

          SECTION 19. SURVIVAL OF AGREEMENT. All covenants, agreements, representations and warranties made by the Pledgors herein and in the certificates or other instruments prepared or delivered in connection with or pursuant to this Pledge Agreement shall be considered to have been relied upon by the Lenders and shall survive the making by the Lenders of the Loans under the Credit Agreement and the issuance by the Issuing Banks of Letters of Credit, regardless of any investigation made by the Lenders or on their behalf, and shall continue in full force and effect as long as any Obligation is outstanding and unpaid and so long as the Commitments have not been terminated.

          SECTION 20. TERMINATION. This Pledge Agreement, and the Security Interest shall terminate when all the Obligations have been paid in full, the Lenders have no further commitment to lend under the Credit Agreement and no Letters of Credit are outstanding, at which time the Administrative Agent shall reassign and deliver to the relevant Pledgor, or to such Person or Persons as the relevant Pledgor shall designate, against receipt, such of the Collateral (if any) as shall not have been sold or otherwise applied by the Administrative Agent pursuant to the terms hereof and shall still be held by it hereunder, together with appropriate instruments of reassignment and release. Any such reassignment shall be without recourse to or warranty by the Administrative Agent and at the expense of the relevant Pledgor.

          SECTION 21. SEVERABILITY. In the event any one or more of the provisions contained in this Pledge Agreement should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby. The parties shall endeavor in good faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

          SECTION 22. COUNTERPARTS. This Pledge Agreement may be executed in two or more counterparts, each of which shall constitute an original but all of which when taken together shall constitute but one contract.

          SECTION 23. HEADINGS. Article and Section headings used herein are for convenience of reference only, are not part of this Pledge Agreement and are not to affect the construction of, or to be taken into consideration in interpreting, this Pledge Agreement.

          SECTION 24. FURTHER ASSURANCES. Each Pledgor agrees to do such further acts and things, and to execute and deliver such additional conveyances, assignments, agreements and instruments, as the Administrative Agent may at any time request in connection with the administration and enforcement of this Pledge Agreement or with respect to the Collateral or any part thereof or in order better to assure and confirm unto the Administrative Agent its rights and remedies hereunder.

          SECTION 25. EFFECTIVE DATE. The amendment and restatement of the Existing Pledge Agreement pursuant hereto shall become effective on the date (the "Effective Date") on which the Pledgors shall have consummated a corporate reorganization, after giving effect to which Direct shall become the only direct Subsidiary of the Borrower and all other Subsidiaries of the Borrower shall become direct Subsidiaries of Direct. Concurrently with the Effective Date, the Pledgors shall cause to be delivered to the Administrative Agent (a) new stock powers, UCC-1 financing statements and other instruments in connection with the perfection of the security interests created hereby and (b) an opinion of counsel containing opinions comparable to those originally given in respect of the Existing Pledge Agreement.

          IN WITNESS WHEREOF, the parties hereto have duly executed this Pledge Agreement, or caused this Pledge Agreement to be duly executed on their behalf, as of the day and year first above written.

                                METRIS COMPANIES INC., as a Pledgor


                                By
                                  -----------------------------------------
                                  Name:
                                  Title:


                                METRIS DIRECT, INC., as a Pledgor


                                By
                                  -----------------------------------------
                                  Name:
                                  Title:



                                THE CHASE MANHATTAN BANK, as
                                Administrative Agent


                                By /s/ Timothy J. Storms
                                  -----------------------------------------
                                  Name: Timothy J. Storms
                                  Title: Managing Director

                                                                      SCHEDULE 1


                                  PLEDGED SECURITIES


                                                  CERTIFICATE       NUMBER OF
NAME OF COMPANY          NAME OF PLEDGOR            NUMBER           SHARES
---------------          ---------------          -----------       ---------

Metris Direct, Inc.      Metris Companies Inc.         3              1,000
Metris Receivables, Inc. Metris Direct, Inc.           4              100
DMCCB, Inc.              Metris Direct, Inc.           3              1,000
LIST OTHERS
